UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21528

The Endowment Registered Fund, L.P.

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, SUITE 800, HOUSTON, TX	77027
(Address of principal executive offices)	(Zip code)

A. Haag Sherman

The Endowment Registered Fund, L.P.

4265 San Felipe, Suite 800

Houston, TX 77027

(Name and address of agent for service)

With a copy to:

George J. Zornada

K & L Gates LLP

State Street Financial Center

One Lincoln St.

Boston, MA 02111-2950

(617) 261-3231

Registrant’s telephone number, including area code: 800-725-9456

Date of fiscal year end: 12/31/08

Date of reporting period: 12/31/08

Item 1.	Reports to Stockholders.

the

ENDOWMENT FUND

The Endowment Registered Fund, L.P.

Shareholders’ Report

December 31, 2008

February 25, 2009

Dear Partners,

This past year represented the most difficult in the history of The Endowment Fund (the Fund).

Introduction

The Fund declined approximately -24%, net of all fees and expenses, in 2008, as markets across the world suffered steep declines. This compares to the S&P 500 at -37% and a balanced 60% S&P 500 and 40% US Treasury and investment grade corporate bond portfolio at -22% (60/40 portfolio). (Each feeder had slightly different returns; see “Returns vs. Expectations” below for the returns of your feeder).

Even though we had a difficult year in 2008, our portfolio stabilized in the latter part of 2008. And, despite continued duress in the equity markets in 2009; our portfolio posted a nice return in January 2009 and as of the date of this letter seems well positioned in these volatile equity markets.

Portfolio Positioning – Fourth Quarter 2008 Losses vs. Early 2009 Gains

Some of the strategies that we thought would help us in the case of a bad equity market climate in 2008 suffered in the fourth quarter of 2008. However, early indications are that some are performing well in the early part of 2009 (e.g., Absolute Return).

We saw the credit bubble and foresaw the asset deflation that would follow and started positioning the portfolio more defensively in 2006.

For example, our allocation to “short” credit strategies (such as being short sub-prime mortgages) generated very nice returns in 2007 and 2008. However, some of our defensive investments proved less defensive than we anticipated in the fourth quarter of 2008, as the velocity of asset deflation took even us by surprise.

The principal defensive position was an increased allocation to Absolute Return. These strategies have historically preserved capital during periods of market distress. For example, these strategies performed relatively well during the Bear Market of 2001-2002, though we are mindful that past performance is not a guarantee of future performance. These strategies suffered on a “mark-to-market” basis in the fourth quarter of 2008, as everyone flocked to Treasuries and “spreads” widened on just about every asset class.

It should be noted that much of the declines suffered in Absolute Return during the fourth quarter were “mark-to-market”, which started to be recovered in the first few weeks of 2009. Indeed, as the credit markets have stabilized somewhat, many managers have posted strong returns in the first part of 2009, even as the equity markets continued their downward trend.

On another front, we have been negative on US Treasuries for some time. Unfortunately, US Treasuries were one of the only asset classes that performed well during 2008. Our main concern about US Treasuries was inflation and the fact that US Treasury issuance would overwhelm the market, pushing rates up and bond prices down. And, this was during the “quaint” days of 2008, before trillion dollar deficits and stimulus packages became the norm. However, in the fourth quarter, fear drove the markets and only the “safest of safe” investments weathered the storm. And, US Treasuries were among the only beneficiaries (indeed, even US Agencies sold off significantly). The fundamentals of US Treasuries, however, are terrible, with the US government piling up debt at a prodigious rate and dependent on foreign sources of capital.

Even though our view turned out to be wrong in 2008, we remain skeptical of US Treasuries. Accordingly, our investments in US Treasuries tend to be shorter duration (cash equivalents) and we have traded around the longer end of the curve, depending on whether we believe that deflationary fears are driving the market at that time. We did this relatively effectively in the latter part of 2008, and pared our positions in early 2009 as the Treasury market sold off.

Indeed, we believe that our portfolio positioning in Absolute Return (overweight) and US Treasuries (underweight) will be vindicated in 2009-10.

Returns vs. Expectations

The Master Fund, Registered Fund and TEI Fund generated returns in 2008 of -23.46%, -24.01% and -24.71%, respectively (net of fees and expenses).

As difficult as 2008 was, we are realistic about what our portfolio can do during a rapidly declining market. We have directional exposure in our portfolio. Indeed, if you look at our asset classes and minimum weightings, you will see that we are obligated to have at least 40% of the portfolio in equities, natural resources and real estate (at the time of investment). Indeed, our portfolio is constructed to have volatility generally consistent with a 60/40 portfolio, a relatively conservative portfolio – particularly given that such a portfolio has a 40% weighting to US government debt and investment grade corporate debt.

Indeed, our portfolio only modestly underperformed this relatively conservative stock and bond portfolio in 2008, with the 60/40 portfolio falling an astounding -22%. However, since inception, the Master Fund (the fund into which all feeders invest) has outperformed a 60/40 portfolio by 3.65% (on an annualized basis) with about the same volatility. It is important to note that each feeder has different costs and expenses.

In summary, our portfolio is designed to provide you equity returns or better over time with about the same volatility as a 60/40 portfolio and has done that and more since inception.

SEC; Financial Services Industry

Our Fund is registered with the SEC under the Investment Company Act of 1940, as amended. That does not mean that the SEC endorses our Fund or has approved of the securities issued. However, it does mean that we are subject to rules and regulations focused on investor protection. We believe that this control environment is increasingly important. In particular, we have avoided the hedge fund frauds that have pervaded the news in 2008 and early 2009 and believe that our due diligence and monitoring processes have proved important in this regard.

Growth of the Fund

The Fund experienced growth in 2008. The net assets of the Fund complex increased from $3.3 billion as of December 31, 2007 to $4.7 billion as of December 31, 2008, an increase of 42% with the number of partners increasing from 10,003 to 20,055. With the growth of assets, the Fund was able to gain further diversification with the number of underlying investment funds held at year end increasing to 195 (a 17% increase over prior year) and re-balance.

Administrative / Operational

Finally, the Fund provided its investors with timely tax reporting in 2008, despite the increased complexity of the Fund. While the Adviser was not able to provide K-1s to partners by the April 15th tax filing date, the Adviser did provide a tax estimate in early April with final K-1s being sent to partners on June 25th. Based on feedback from partners, the K-1s were navigable by tax preparers. Our tax preparation tutorial and video was important in this regard.

2008 Disappointment vs. 2009 Opportunity

In conclusion, 2008 proved a difficult year. However, 2009 has started off well for the Fund and we believe that the investment opportunities are significant. We believe that we have a strong capital base to capitalize on the many opportunities that exist in the marketplace today. You have been important in that regard and we appreciate your continued trust and support.

If you have any questions or thoughts, please do not hesitate to contact any of your team at Endowment Advisers, L.P., the registered investment adviser of the Fund.

Very truly yours,

John A. Blaisdell Co-CEO; Investment Committee Member	Andrew B. Linbeck Co-CEO; Investment Committee Member

A. Haag Sherman Co-CEO; Investment Committee Member	Mark W. Yusko CIO of the Adviser; Investment Committee Member

Report of Independent Registered Public Accounting Firm

The Board of Directors and Partners

The Endowment Registered Fund, L.P.:

We have audited the accompanying statement of assets, liabilities, and partners’ capital of The Endowment Registered Fund, L.P. (the “Registered Fund”), as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in partners’ capital for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the four-year period then ended and for the period March 10, 2004 (inception) through December 31, 2004. These financial statements and financial highlights are the responsibility of the Registered Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Endowment Registered Fund, L.P. as of December 31, 2008, the results of its operations for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the four-year period then ended and for the period March 10, 2004 (inception) through December 31, 2004, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 26, 2009

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital

December 31, 2008

Assets
Investment in the Master Fund, at estimated fair value	$2,209,494,589
Cash and cash equivalents	250,000
Receivable from the Master Fund	133,552,708
Prepaid contributions to the Master Fund	28,449,400
Prepaids and other assets	240,608

Total assets	2,371,987,305

Liabilities and Partners’ Capital
Subscriptions received in advance	28,699,400
Redemptions payable	133,546,419
Servicing Fee payable	5,800,758
Accounts payable and accrued expenses	752,007

Total liabilities	168,798,584

Partners’ capital	2,203,188,721

Total liabilities and partners’ capital	$2,371,987,305

See accompanying notes to financial statements.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Statement of Operations

Year Ended December 31, 2008

Net investment loss allocated from the Master Fund:
Interest and dividend income	$7,860,651
Expenses	25,224,120

Net investment loss allocated from the Master Fund	(17,363,469)

Expenses of the Registered Fund:
Servicing Fees	22,170,191
Amortization of offering costs	732,393
Legal fees	9,711
Other expenses	953,587

Total expenses of the Registered Fund	23,865,882

Net investment loss of the Registered Fund	(41,229,351)

Net realized and unrealized loss from investments allocated from the Master Fund:
Net realized loss from investments	(168,973,218)
Change in unrealized appreciation/depreciation from investments	(447,527,369)

Net realized and unrealized loss from investments allocated from the Master Fund	(616,500,587)

Net decrease in partners’ capital resulting from operations	$(657,729,938)

See accompanying notes to financial statements.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Statement of Changes in Partners’ Capital

Years Ended December 31, 2007 and 2008

Partners’ capital at December 31, 2006	$366,320,058
Contributions	1,015,355,825
Distributions	(25,534,129)
Net increase in partners’ capital resulting from operations:
Net investment loss	(13,802,014)
Net realized gain from investments	3,345,822
Change in unrealized appreciation/depreciation from investments	137,077,481

Net increase in partners’ capital resulting from operations	126,621,289

Partners’ capital at December 31, 2007	1,482,763,043

Contributions	1,568,168,657
Distributions	(190,897,704)
Early repurchase fees	884,663
Net decrease in partners’ capital resulting from operations:
Net investment loss	(41,229,351)
Net realized loss from investments	(168,973,218)
Change in unrealized appreciation/depreciation from investments	(447,527,369)

Net decrease in partners’ capital resulting from operations	(657,729,938)

Partners’ capital at December 31, 2008	$2,203,188,721

See accompanying notes to financial statements.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Statement of Cash Flows

Year Ended December 31, 2008

Cash flows from operating activities:
Net decrease in partners’ capital resulting from operations	$(657,729,938)
Adjustments to reconcile net decrease in partners’ capital resulting from operations to net cash used in operating activities:
Net realized and unrealized loss from investments allocated from the Master Fund	616,500,587
Net investment loss allocated from the Master Fund	17,363,469
Early repurchase fees	884,663
Contributions to the Master Fund	(1,568,433,728)
Distributions from the Master Fund	211,338,538
Increase in receivable from the Master Fund	(120,009,595)
Decrease in prepaid contributions to the Master Fund	118,011,201
Decrease in prepaids and other assets	49,411
Increase in Servicing Fee payable	2,375,897
Increase in accounts payable and accrued expenses	386,437

Net cash used in operating activities	(1,379,263,058)

Cash flows from financing activities:
Contributions from partners	1,568,168,657
Distributions to partners	(190,897,704)
Decrease in subscriptions received in advance	(117,761,201)
Increase in redemptions payable	120,003,306

Net cash provided by financing activities	1,379,513,058

Net increase in cash and cash equivalents	250,000
Cash and cash equivalents at beginning of year	—

Cash and cash equivalents at end of year	$250,000

See accompanying notes to financial statements.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements

December 31, 2008

(1) ORGANIZATION

The Endowment Registered Fund, L.P. (the “Registered Fund”), is a limited partnership organized under the laws of the state of Delaware. The Registered Fund was registered and began operations on March 10, 2004 (“Inception”) as a nondiversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Registered Fund was created to serve as a feeder fund for The Endowment Master Fund, L.P. (the “Master Fund”). For convenience, reference to the Registered Fund may include the Master Fund, as the context requires.

The Registered Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation across all market cycles. The Registered Fund pursues its investment objective by investing substantially all of its assets in the Master Fund, which invests its assets in a variety of investment vehicles including but not limited to limited partnerships, limited liability companies, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”), registered investment companies and direct investments in marketable securities and derivative instruments. The Master Fund is primarily a “fund of funds” and is intended to afford investors the ability to invest in a multi-manager portfolio, exhibiting a variety of investment styles and philosophies, in an attempt to achieve positive risk-adjusted returns over an extended period of time. The Master Fund’s investments are managed by a select group of investment managers identified by the Adviser, as hereinafter defined, to have investments that when grouped with other investments of the Master Fund result in a portfolio that is allocated more broadly across markets, asset classes, and risk profiles. The Master Fund’s financial statements, footnotes and schedule of investments, included elsewhere in this report, are an integral part of the Registered Fund’s financial statements that should be read in conjunction with this report. The percentage of the Master Fund’s partnership interests owned by the Registered Fund on December 31, 2008 was 47.38%.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Registered Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Registered Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Registered Fund’s business. A majority of the members of the Board are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Registered Fund, the Adviser, or any committee of the Board.

The Board is authorized to engage an investment adviser and it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the Registered Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Registered Fund’s investment program subject to the ultimate supervision of the Board. In addition to investment advisory services, the Adviser also functions as the servicing agent of the Registered Fund (the “Servicing Agent”) and as such provides or procures investor services and administrative assistance for the Registered Fund. The Adviser can delegate all or a portion of its duties as Servicing Agent to other parties, who would in turn act as sub-servicing agents.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2008

Under the Registered Fund’s organizational documents, the Registered Fund’s officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Registered Fund. In the normal course of business, the Registered Fund enters into contracts with service providers, which also provide for indemnifications by the Registered Fund. The Registered Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Registered Fund. However, based on experience, the Registered Fund expects that risk of loss to be remote.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Registered Fund conform with U.S. generally accepted accounting principles (“GAAP”).

(b) CASH EQUIVALENTS

The Registered Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) INVESTMENT SECURITIES TRANSACTIONS

The Registered Fund records monthly, its pro-rata share of income, expenses, changes in unrealized appreciation and depreciation, and realized gains and losses derived from the Master Fund.

The Registered Fund records security transactions on a trade-date basis.

Investments that are held by the Registered Fund, including those that have been sold but not yet purchased, are marked to estimated fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the statement of operations.

Realized gains or losses on the disposition of investments are accounted for based on the first in first out (“FIFO”) method.

(d) VALUATION OF INVESTMENTS

The valuation of the Registered Fund’s investments will be determined as of the close of business at the end of any fiscal period, generally monthly. The valuation of the Registered Fund’s investments is calculated by Citi Fund Services Ohio, Inc. (“Citi”), the Registered Fund’s independent administrator (the “Independent Administrator”) in consultation with the Adviser. The valuation procedures of the Registered Fund’s underlying investments are reviewed by a committee approved by the Board that was established to oversee the valuation of the Registered Fund’s investments (the “Valuation Committee”), in consultation with the Adviser and the Independent Administrator. The net assets of the Registered Fund will equal the value of the total assets of the Registered Fund, less all of its liabilities, including accrued fees and expenses.

The Registered Fund invests substantially all of its assets in the Master Fund. Investments in the Master Fund are recorded at estimated fair value. Valuation of the investments held by the Master Fund is discussed in the notes to the Master Fund financial statements included elsewhere in this report.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2008

(e) INVESTMENT INCOME

Generally, distributions received from investments in funds, whether in the form of cash or securities, are applied as a reduction of the cost of the investments and to the extent distributions exceed the cost of the investment, a realized gain is recognized.

For investments in securities, dividend income is recorded on the ex-dividend date. Interest income is recorded as earned on the accrual basis and includes amortization or accretion of premiums or discounts.

(f) FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Registered Fund bears all expenses incurred in its business, directly or indirectly through its investment in the Master Fund, including but not limited to, the following: all costs and expenses related to investment transactions and positions for the Registered Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Registered Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of the partners; directors fees; all costs with respect to communications to partners; and other types of expenses as may be approved from time to time by the Board. Offering costs are amortized over a twelve-month period or less from the date they are incurred.

(g) INCOME TAXES

The Registered Fund is organized and operated as a limited partnership and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual partners. Accordingly, no provision for income taxes has been made in the Registered Fund’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Registered Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Registered Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Registered Fund would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2008, the Registered Fund did not recognize any amounts for unrecognized tax benefits in connection with FIN 48. A reconciliation is not provided herein, as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2005 through present remain subject to examination by the U.S. taxing authorities.

(h) USE OF ESTIMATES

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results, including the ultimate amount realized upon the sale of investments held by the Master Fund valued at estimated fair value, could differ from those estimates, and such differences may be significant.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2008

(i) ORGANIZATIONAL EXPENSES

The Registered Fund’s organizational expenses (the “Organizational Expenses”) were initially borne by the Adviser or an affiliate thereof and for capital account allocation purposes assumed to be reimbursed, over not more than a 60 month period of time, notwithstanding that such Organizational Expenses were expensed in accordance with GAAP for Registered Fund financial reporting purposes upon commencement of operations.

(j) FAIR VALUE MEASUREMENTS

Effective January 1, 2008, the Registered Fund adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value based on inputs used to value the fund’s investments, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards.

One key component of the implementation of SFAS 157 includes the development of a three-tiered fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the fair value of the Registered Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets.
•	Level 2—other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3—significant unobservable inputs (which may include the Registered Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary categorization, as of December 31, 2008, of the Registered Fund’s investments based on the inputs utilized in determining the value of such investments:

	LEVEL 1	LEVEL 2	LEVEL 3
	Quoted Prices	Other Significant Observable Inputs	Significant Unobservable Inputs
Investment	$—	$—	$2,209,494,589

The categorization of the Registered Fund’s investment in the Master Fund as a Level 3 investment does not reflect the fact that many of the underlying investments held by the Investment Funds in which the Master Fund invests, if owned directly by the Registered Fund, would be classified as Level 1 investments.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2008

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments
Balance as of December 31, 2007	$1,486,263,455
Net Investment Loss Allocated From the Master Fund	(17,363,469)
Net Realized Loss	(168,973,218)
Change in Unrealized Appreciation/ Depreciation	(447,527,369)
Net Purchases (Sales)	1,357,095,190

Balance as of December 31, 2008	$2,209,494,589

All net realized losses and changes in unrealized appreciation/ depreciation in the table above are reflected in the accompanying Statement of Operations.

(k) RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the fund’s financial position, performance and cash flows. Management is adopting SFAS 161 for the first quarter of 2009, and will conclude an evaluation during that quarter of the impact the adoption of SFAS 161 will have on the Registered Fund’s financial statements and related disclosures.

(3) PARTNERS’ CAPITAL ACCOUNTS

(a) ISSUANCE OF INTERESTS

Upon receipt from an eligible investor of an initial or additional application for interests (the “Interests”), which will generally be accepted as of the first day of each month, the Registered Fund will issue new Interests. The Interests have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The Registered Fund issues Interests only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Interests, and none is expected to develop. The Registered Fund is not required, and does not intend, to hold annual meetings of its partners. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Registered Fund’s limited partnership agreement.

The Registered Fund reserves the right to reject any applications for Interests. The $28,699,400 in subscriptions received in advance as of December 31, 2008 represents subscriptions for Registered Fund Interests received prior to the January 2009 closing.

(b) ALLOCATION OF PROFITS AND LOSSES

For each fiscal period, generally monthly, net profits or net losses of the Registered Fund, including allocations from the Master Fund, are allocated among and credited to or debited against the capital accounts of all partners as of the last day of each fiscal period in accordance with the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2008

of the net assets of the Registered Fund, including any net change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month, or any repurchases of Interests.

(c) REPURCHASE OF INTERESTS

A partner will not be eligible to have the Registered Fund repurchase all or any portion of an Interest at any time prior to the business day immediately preceding the one-year anniversary of the partner’s purchase of such Interest (or portion thereof) without incurring additional costs including an early repurchase fee. The Adviser, which also serves as the investment adviser of the Master Fund, expects that it will recommend to the Board that the Registered Fund offer to repurchase such Interests each calendar quarter, pursuant to written tenders by partners. However, the Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Interests, if any, that will be purchased in any tender offer that it does approve. Since the Registered Fund’s assets are invested in the Master Fund, the ability of the Registered Fund to have its Interests in the Master Fund be repurchased would be subject to the Master Fund’s repurchase policy. In addition, the Registered Fund may determine not to conduct a repurchase offer each time the Master Fund conducts a repurchase offer. In the event Interests are repurchased, there will be a substantial period of time between the date as of which partners must tender their Interests for repurchase and the date they can expect to receive payment for their Interests from the Registered Fund.

(4) INVESTMENTS IN PORTFOLIO SECURITIES

As of December 31, 2008, all of the investments made by the Registered Fund were in the Master Fund.

(5) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Registered Fund may invest either directly or through the Master Fund will trade various derivative securities and other financial instruments, and enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Registered Fund’s risk of loss in these Investment Funds is limited to the Registered Fund’s pro rata share of the value of the investment in or commitment to such Investment Funds as held directly or through the Master Fund. In addition, the Master Fund may from time to time invest directly in derivative securities or other financial instruments to gain greater or lesser exposure to a particular asset class.

(6) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund will pay the Independent Administrator a monthly administration fee based on the month end net assets of the Master Fund. The Master Fund is charged, on an annual basis, 8 basis points on Master Fund net assets of up to $100 million, 7 basis points on Master Fund net assets between the amounts of $100 million and $250 million and 6 basis points for amounts over $250 million. The asset based fees are payable monthly in arrears. The Independent Administrator will also provide the Registered Fund and the Master Fund with legal, compliance, transfer agency, and other investor related services at an additional cost.

The fees for Registered Fund administration will be paid out of the Master Fund’s assets, which will decrease the net profits or increase the net losses of the partners in the Registered Fund.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2008

(7) RELATED PARTY TRANSACTIONS

(a) INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund pursuant to the Investment Management Agreement, the Master Fund will pay the Adviser an investment management fee (the “Investment Management Fee”), equal to 1.00% on an annualized basis of the Master Fund’s net assets, calculated based on the Master Fund’s net asset value at the end of each month, payable quarterly in arrears. So long as the Registered Fund invests all of its investable assets in the Master Fund, the Registered Fund will not pay the Adviser directly any Investment Management Fee; however, the Registered Fund’s partners bear an indirect portion of the Investment Management Fee paid by the Master Fund. The Investment Management Fee will decrease the net profits or increase the net losses of the Master Fund and indirectly the Registered Fund as the fees reduce the capital accounts of the Master Fund’s partners.

(b) SERVICING FEE

In consideration for providing or procuring investor services and administrative assistance to the Registered Fund, the Adviser will receive a servicing fee (the “Servicing Fee”) equal to 1.00% (on an annualized basis) of each partner’s capital account balance, calculated at the end of each month, payable quarterly in arrears.

For the year ended December 31, 2008, $22,170,191 was incurred for Servicing Fees.

(c) PLACEMENT AGENTS

The Registered Fund may engage one or more placement agents (each, a “Placement Agent”) to solicit investments in the Registered Fund. Salient Capital, L.P. (“Salient Capital”), an affiliate of the Adviser, is a broker-dealer who has been engaged by the Registered Fund to serve as a Placement Agent. A Placement Agent may engage one or more sub-placement agents. The Adviser or its affiliates may pay a fee out of their own resources to Placement Agents and sub-placement agents.

(8) FINANCIAL HIGHLIGHTS

	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005	Period March 10, 2004 (Inception) to December 31, 2004
Net investment loss to average partners’ capital[1,2]	(1.87)%	(1.55)%	(1.65)%	(1.30)%	(3.41)%
Expenses to average partners’ capital[1,2]	2.23%	2.29%	2.36%	2.15%	4.13%
Portfolio Turnover[3]	29.19%	4.19%	15.31%	12.65%	10.29%
Total Return[4,5]	(24.01)%	16.32%	11.09%	9.53%	1.01%
Partners’ capital, end of period	$2,203,188,721	$1,482,763,043	$366,320,058	$60,281,882	$30,393,607

The above calculations reflect the waiver of the Servicing Fees since Inception of the Registered Fund through June 30, 2005. An investor’s return (and operating ratios) may vary from those reflected based on the timing of capital transactions.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2008

1

Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the period. Ratios include allocations of net investment loss and expenses from the Master Fund. These ratios have been annualized for periods less than twelve months.

2

Had the Servicing Fee waiver not been in effect, the ratios for net investment loss to average partners’ capital would have been (1.73)% and (4.42)% for 2005 and 2004 (annualized), respectively. Without the Servicing Fee waiver, the ratios for expenses to average partners’ capital would have been 2.59% and 5.14% for 2005 and 2004 (annualized), respectively.

3	The Registered Fund is invested exclusively in the Master Fund, therefore this ratio reflects the portfolio turnover of the Master Fund, which is for the period indicated.
4	Calculated as geometrically linked monthly returns for each month in the period.
5

Calculated including benefit of early repurchase fees in each applicable month. Had these early repurchase fees not been included as income for the purposes of the total return calculation, the total return would have been (24.04)% for 2008.

(9) SUBSEQUENT EVENT

Based on the net asset value of the Registered Fund, the Adviser recommended to the Board that a tender offer in an amount of up to $223,000,000 be made for the quarter ended March 31, 2009 to those partners who elect to tender their Interests prior to the expiration of the tender offer period. The Board approved such recommendation and a tender offer notice expiring February 20, 2009 was mailed to the investors in the Registered Fund.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information

December 31, 2008

(Unaudited)

Directors and Officers

The Registered Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Registered Fund who are responsible for the Registered Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Directors and officers of the Registered Fund may also be directors or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates (the “Fund Complex”). The tables below show, for each Director and officer, his or her full name, address and age (as of December 31, 2008), the position held with the Registered Fund, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex overseen by the Director, and other directorships held by such Director.

Interested Directors

Name, Address and Age	Position(s) Held with the Registered Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
John A. Blaisdell(1) Age: 48 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Texas 77027	Director, Co- Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since January 2004; Managing Director of Salient, since December 2002; Chief Executive Officer of Wincrest Ventures, L.P., 1997-2002.	3	None
Andrew B. Linbeck(1) Age: 44 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director, Co- Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since January 2004; Managing Director of Salient, since August 2002; Partner and executive officer of The Redstone Companies, L.P. and certain affiliates thereof (collectively, “Redstone”), 1998-2002.	3	None

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2008

(Unaudited)

Name, Address and Age	Position(s) Held with the Registered Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
A. Haag Sherman(1) Age: 43 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director, Co-Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since January 2004; Managing Director of Salient, since August 2002; Partner and executive officer of Redstone, 1998-2002.	3	None

(1)

This person’s status as an “interested” director arises from his affiliation with Salient Partners, L.P. (“Salient”), which itself is an affiliate of the Registered Fund, the Master Fund, The Endowment TEI Fund, L.P. (the “TEI Fund”), and the Adviser.

(2)	The Fund Complex includes the Registered Fund, the TEI Fund and the Master Fund.

Independent Directors

Name, Address and Age	Position(s) Held with the Registered Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director
Jonathan P. Carroll Age: 47 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director	Since January 2004	President of Lazarus Financial LLC since 2006; Private investor for the prior five years.	3	None
Richard C. Johnson Age: 71 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director	Since January 2004	Senior Counsel for Baker Botts LLP since 2002; Managing Partner for Baker Botts from 1998-2002; practiced law at Baker Botts from 1966-2002 (from 1972 to 2002 as a partner)	3	None

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2008

(Unaudited)

Name, Address and Age	Position(s) Held with the Registered Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director
G. Edward Powell Age: 72 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director	Since January 2004	Principal of Mills & Stowell from March 2002 to present; Principal of Innovation Growth Partners in 2002; From 1994-2002, Mr. Powell provided consulting services to emerging and middle market businesses; Managing Partner for Houston office of Price Waterhouse & Co. from 1982 to his retirement in 1994.	3	Sterling Bancshares, Inc.; Global Water Technologies, Inc.; Datavox Holdings, Inc.
Scott F. Schwinger Age: 43 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director	Since January 2004	Senior Vice President, Chief Financial Officer and Treasurer of the Houston Texans	3	None
Scott W. Wise(2) Age: 59 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director	Since January 2004	Senior Vice President and Treasurer, Rice University for the prior five years.	3	None

(1)	The Fund Complex includes the Registered Fund, the TEI Fund and the Master Fund.
(2)	Resigned effective December 31, 2008.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2008

(Unaudited)

Officers of the Fund Who Are Not Directors

Name, Address and Age	Position(s) Held with the Registered Fund	Principal Occupation(s) During the Past 5 Years
Roy Washington Age: 57 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Chief Compliance Officer	Chief Compliance Officer of Salient, since 2007; Managing Director (2006-2007) of and Consultant (2003-2007) with Capital Forensics Consulting, Inc; President of RVW Consulting Group, Inc., 2002-2006; Senior Vice President and CCO, Life Division of American General Corporation, 2000-2002.
John E. Price Age: 41 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Treasurer; Principal Financial Officer	Director and Chief Financial Officer of the Adviser, since January 2004; Partner and Director of Salient, since October 2003; Controller of Wincrest Ventures, L.P., 1997-2003.
Adam L. Thomas Age: 34 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Secretary	Director of Adviser since January 2004; Partner and Director of Salient, since September 2002; Associate at Redstone, 2001-2002; Associate at Albrecht & Associates Inc., August 1996 through August 1999. Attended University of Texas Business School, 1999-2001.

Compensation for Directors

The Master Fund, the Registered Fund and the TEI Fund together pay each of the Directors who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Directors”) an annual retainer of $20,000, which is paid quarterly, a fee of $4,000 per Board meeting, a fee of $1,000 per informal meeting, a fee of $1,000 per meeting for each member on the audit committee and an annual fee of $10,000 for the audit committee chairman, which is paid quarterly. In the interest of retaining Independent Directors of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2008

(Unaudited)

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2008.

Asset Class[1]	Fair Value	%
Absolute Return	$1,016,763,461	23.23
Enhanced Fixed Income	631,771,693	14.43
Private Equity	499,680,066	11.42
International Equity	471,547,763	10.77
Opportunistic Equity	450,958,374	10.30
Natural Resources	404,354,064	9.24
Domestic Equity	370,957,200	8.48
Fixed Income	308,557,639	7.05
Real Estate	222,525,022	5.08
Call Options Purchased	44,000	0.00

Total Investments	$4,377,159,282	100.00

1	The complete list of investments included in the following asset class categories are included in the schedule of investments of the Master Fund.

Form N-Q Filings

The Registered Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Registered Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Registered Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Registered Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Registered Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Registered Fund’s private placement memorandum (the “PPM”) includes additional information about directors of the Registered Fund. The PPM is available, without charge, upon request by calling 1-800-725-9456.

Board Consideration of Other Agreements

At an in-person meeting of the Board held on October 14, 2008, the Board considered and approved the appointment of Salient Capital as the Placement Agent replacing Sanders Morris Harris Group, Inc. The Board also considered and approved a new administration agreement with Citi, the current administrator for the funds.

the

ENDOWMENT FUND

The Endowment Master Fund, L.P.

Shareholders’ Report

December 31, 2008

Report of Independent Registered Public Accounting Firm

The Board of Directors and Partners

The Endowment Master Fund, L.P.:

We have audited the accompanying statement of assets, liabilities, and partners’ capital of The Endowment Master Fund, L.P. (the “Master Fund”), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in partners’ capital for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and investees; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Endowment Master Fund, L.P. as of December 31, 2008, the results of its operations for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 26, 2009

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital

December 31, 2008

Assets
Investments in Investment Funds, at estimated fair value (cost $1,019,354,188)	$765,193,246
Investments in affiliated Investment Funds, at estimated fair value (cost $3,401,402,025)	3,199,714,482
Investments in securities, at fair value (cost $459,895,276)	412,251,554

Total investments	4,377,159,282
Cash and cash equivalents	81,874,165
Prepaid contributions to Investment Funds	165,000,000
Interest and dividends receivable	937,831
Receivable from investments sold	345,119,610
Prepaids and other assets	134,501

Total assets	4,970,225,389

Liabilities and Partners’ Capital
Subscriptions received in advance	60,184,643
Redemptions payable	219,817,673
Investment Management Fees payable	12,128,047
Offshore withholding tax payable	13,203,324
Administration fees payable	488,945
Payable to related parties	41,976
Accounts payable and accrued expenses	1,175,541

Total liabilities	307,040,149

Partners’ capital	4,663,185,240

Total liabilities and partners’ capital	$4,970,225,389

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments

December 31, 2008

	Shares/ Par Value*	Fair Value	% of Partners’ Capital

Investments in Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Cayman Islands
Absolute Return (0.82% of Partners’ Capital)
Montrica Global Opportunities Fund, L.P.(2)		$38,513,902
Domestic Equity (1.07% of Partners’ Capital)
Tiedemann/Falconer Partners, L.P.(3)		49,754,374
International Equity (4.15% of Partners’ Capital)
Algebris Global Financials Fund, L.P.(1)(2)		43,250,833
Boyer Allan Greater China Fund, L.P.(3)		27,852,646
Ferox Japan Fund Limited(2)		8,702,389
S.R. Global Fund—Emerging Markets Portfolio (Class G, L.P.)		25,295,900
S.R. Global Fund—International Portfolio (Class C, L.P.)		83,743,293
S.R. Phoenicia—Carthaginian Portfolio (Class B, L.P.)		4,988,768
Natural Resources (0.14% of Partners’ Capital)
Sentient Global Resources Fund III, L.P.		6,367,066
Private Equity (1.26% of Partners’ Capital)
Carlyle Japan International Partners II, L.P.		397,330
CJIP II Co-Invest, L.P.		90,607
Gavea Investment Fund II A, L.P.		6,376,266
Gavea Investment Fund III, L.P.		21,434,451
Hillcrest Fund, L.P.(3)		96,794
Hony Capital Fund 2008, L.P.		1,372,169
India Asset Recovery Fund, L.P.		706,590
LC Fund IV, L.P.(2)		677,387
Orchid Asia IV, L.P.		3,629,439
Tiger Global Private Investment Partners IV, L.P.(1)		8,387,406
Tiger Global Private Investment Partners V, L.P.		1,665,383
Trustbridge Partners II, L.P.(2)		13,933,507
Real Estate (0.70% of Partners’ Capital)
Forum European Realty Income III L.P.(1)(2)		2,075,822
New City Asia Partners (T) L.P.		13,544,865
Phoenix Asia Real Estate Investments II, L.P.(2)		16,875,000

Total Cayman Islands		379,732,187

Guernsey
Private Equity (0.05% of Partners’ Capital)
Mid Europa Fund III LP		2,183,924

Total Guernsey		2,183,924

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2008

	Shares/ Par Value*	Fair Value	% of Partners’ Capital

Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
Republic of Mauritius
Real Estate (0.07% of Partners’ Capital)
Orbis Real Estate Fund I(2)		$3,449,164

Total Republic of Mauritius		3,449,164

Scotland
Private Equity (0.04% of Partners’ Capital)
Actis Umbrella Fund, L.P.(1)		1,678,752

Total Scotland		1,678,752

United Kingdom
Private Equity (0.08% of Partners’ Capital)
Darwin Private Equity I, L.P.(1)		1,582,701
Exponent Private Equity Partners II, LP		2,066,326
Real Estate (0.09% of Partners’ Capital)
Benson Elliot Real Estate Partners II, L.P.		1,867,786
Patron Capital L.P. II		798,657
Patron Capital L.P. III(1)		1,520,510

Total United Kingdom		7,835,980

United States
Absolute Return (18.53% of Partners’ Capital)
Anchorage Crossover Credit Fund II, L.P. Class A(2)		36,252,650
Black River Commodity Multi-Strategy Fund, LLC		1,790,457
Eton Park Fund, L.P.		54,774,380
Kenmont Onshore Fund, L.P.(2)		12,570,773
Magnetar Capital Fund, L.P.(2)		51,060,520
OZ Asia Domestic Partners, L.P.(2)		33,844,287
Paulson Advantage Plus, L.P.(2)		188,583,886
Paulson Partners Enhanced, L.P.(2)		55,070,388
PIPE Equity Partners, L.L.C.(3)		96,281,525
PSAM WorldArb Partners, L.P.(2)		40,331,215
Redbrick Capital, L.P.(3)		9,368,126
Sorin Fund, L.P.(2)		34,795,950
Stark Investments Limited Partnership		39,023,310
Waterstone Market Neutral Fund, L.P.(3)		94,899,028
Whitebox Combined Fund, L.P.(2)		62,075,130
Whitebox Special Opportunities Fund, L.P.(3)		53,250,000
Domestic Equity (6.89% of Partners’ Capital)
Bonanza Partners, L.P.(2)		4,263,370
CCM Small Cap Value Qualified Fund, L.P.(3)		4,506,912

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2008

	Shares/ Par Value*	Fair Value	% of Partners’ Capital

Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Domestic Equity (6.89% of Partners’ Capital) (continued)
Contrarian Equity Fund, L.P.		$2,482,038
Criterion Institutional Partners, L.P.(2)		12,405,432
Diamond Hill Investment Partners II, L.P.(3)		30,247,231
Empire Capital Partners Enhanced, L.P.(3)		18,864,453
FrontPoint Onshore Healthcare Fund 2X, L.P.(2)		8,430,585
HealthCor, L.P.(2)		46,459,496
Ithan Creek Partners, L.P.(2)		50,395,785
Longhorn Onshore Investors, L.P.(3)		46,131,502
Renaissance Institutional Equities Fund, L.L.C.		28,600,212
Samlyn Onshore Fund, L.P.(2)		35,114,053
Tiger Consumer Partners, L.P.(2)		33,301,757
Enhanced Fixed Income (13.55% of Partners’ Capital)
Anchorage Short Credit Fund, L.P.(3)		95,709,165
Ares Enhanced Credit Opportunities Fund, L.P.		7,117,524
BDCM Partners I, L.P.(2)		54,263,547
Contrarian Capital Fund I, L.P.(2)		73,830,500
Halcyon European Structured Opportunities Fund, L.P.(3)		17,556,591
Harbinger Capital Partners Fund I, L.P.(2)		78,080,706
Ore Hill Fund II, L.P.(2)		34,439,642
Prospect Harbor Credit Partners, L.P.		24,309,512
Standard Pacific Asymmetric Opportunities Fund, L.P.(2)		129,867,044
TCW Special Mortgage Credits Fund II, L.P.(1)		43,246,758
The Rohatyn Group Local Currency Opportunity Partners, L.P.(3)		73,350,704
International Equity (4.80% of Partners’ Capital)
Dabroes Investment Fund LP(2)		9,481,494
Gradient Europe Fund, L.P.(3)		8,595,584
L-R Global Partners, L.P.		1,647,142
Middle East North Africa Opportunities Fund, L.P.(3)	54,686	39,818,048
Monsoon India Inflection Fund, L.P.		3,546,835
Monsoon India Inflection Fund 2, L.P.		2,153,035
Penta Asia Domestic Partners, L.P.		24,689,704
Skopos HG Fund, LLC(2)	262,504	14,476,137
Steel Partners Japan Strategic Fund, L.P.		30,269,895
Taiyo Fund, L.P.		14,648,394
Tarpon All Equities Fund, LLC(2)		17,872,206
Torrey Pines Fund, LLC(3)		56,882,204

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2008

	Shares/ Par Value*	Fair Value	% of Partners’ Capital

Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Natural Resources (6.40% of Partners’ Capital)
ArcLight Energy Partners Fund IV, L.P.		$8,104,134
CamCap Resources, L.P.(2)		18,024,862
Chilton Global Natural Resources Partners, L.P.(2)		48,909,483
EnCap Energy Capital Fund VII-B, L.P.(1)		3,050,000
Intervale Capital Fund, L.P.(2)		6,122,675
NGP IX Offshore Fund, L.P.		5,098,773
NGP Midstream & Resources, L.P.		6,537,365
Quantum Parallel Partners V, L.P.		2,366,380
Southport Energy Plus Partners, L.P.(2)		86,958,671
TPF II-A, L.P.		14,828,795
The Ospraie Fund, L.P.	31,614	6,071,513
Tocqueville Gold Partners, L.P.		533,317
Velite Energy L.P.(2)		91,762,431
Opportunistic Equity (9.67% of Partners’ Capital)
Corriente Partners, L.P.(2)		80,242,542
Covepoint Emerging Markets Macro Fund, L.P.(2)		32,714,019
Global Undervalued Securities Fund (QP), L.P.		50,052,796
GMO Mean Reversion Fund (Onshore), L.P.		15,986,455
Hayman Capital Partners, L.P.(2)		41,851,331
HomeField Partners, L.P.(2)		16,357,040
Miura Global Partners II, LP(2)		62,106,527
NWI Explorer Global Macro Fund, L.P.(2)		13,221,628
Pantera Global Macro Fund, L.P.(2)		2,273,284
Pardus European Special Opportunities Fund, L.P.(2)		5,620,882
Passport II, LP		23,383,695
SCP Sakonnet Fund, LP(3)		41,358,574
Valiant Capital Partners, L.P.(2)		65,789,601
Private Equity (9.08% of Partners’ Capital)
ABRY Advanced Securities Fund, L.P.		7,732,874
Accel-KKR Capital Partners III, L.P.(2)		4,792,904
Advent Latin American Private Equity Fund IV-F, L.P.		3,238,318
Audax Mezzanine Fund II, L.P.(1)		3,902,517
BDCM Opportunity Fund II, L.P.(1)		1,579,492
Brazos Equity Fund II, L.P.(1)		1,922,728
Brazos Equity Fund III, L.P.		(117,286)
Capital Royalty Partners, L.P.(1)		1,115,900
Carlyle Partners V, L.P.(1)		3,424,578
Catterton Growth Partners, L.P.(2)		3,665,483

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2008

	Shares/ Par Value*	Fair Value	% of Partners’ Capital

Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Private Equity (9.08% of Partners’ Capital) (continued)
Chrysalis Ventures III, L.P.		$785,430
Crosslink Crossover Fund IV, L.P.		1,653,999
Crosslink Crossover Fund V, L.P.		18,098,679
Dace Ventures I, L.P.(2)		1,038,927
Encore Consumer Capital Fund, L.P.		2,081,307
European Divergence Fund, L.P.(3)		183,548,935
Fairhaven Capital Partners, L.P.		2,385,143
GMO Emerging Illiquid Fund, L.P.(1)(2)		4,703,642
Harbinger Capital Partners Special Situations Fund, L.P.		13,335,656
HealthCor Partners Fund, L.P.(2)		2,436,471
Integral Capital Partners VIII, L.P.(2)		11,799,122
Lehman Brothers Venture Partners V, L.P.		1,559,751
MatlinPatterson Global Opportunities Partners III, L.P.		4,687,259
Monomoy Capital Partners, L.P.		2,799,517
Paulson Credit Opportunities II, L.P.(2)		56,547,795
Pine Brook Capital Partners, LP		3,481,453
Pinto America Growth Fund, L.P.		1,103,317
Private Equity Investment Fund IV, L.P.(1)(2)		7,216,226
Q Funding III, L.P.(2)		9,098,681
Q4 Funding, L.P.(2)		25,692,138
Saints Capital VI, L.P.(2)		6,064,246
Sanderling Venture Partners VI Co-Investment Fund, L.P.		883,394
Sanderling Venture Partners VI, L.P.		1,093,423
Silver Lake Partners III, L.P.		1,327,784
Sterling Capital Partners II, L.P.		1,401,825
Sterling Capital Partners III, L.P.		2,095,978
Sterling Group Partners II, L.P.		1,252,307
Strategic Value Global Opportunities Fund I-A, L.P.		2,506,689
The Column Group, L.P.		1,097,443
The Resolute Fund II, L.P.		1,963,387
Trivest Fund IV, L.P.(2)		6,032,460
Tuckerbrook SB Global Distressed Fund I, L.P.(2)		6,174,263
VCFA Private Equity Partners IV, L.P.(1)		2,066,539
VCFA Venture Partners V, L.P.(1)		3,598,020
Voyager Capital Fund III, L.P.(1)		832,320
Real Estate (3.41% of Partners’ Capital)
Aslan Realty Partners III, L.L.C.(1)		1,380,766
Cypress Realty VI, L.P.		5,299,759

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2008

	Shares/ Par Value*	Fair Value	% of Partners’ Capital

Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Real Estate (3.41% of Partners’ Capital) (continued)
DaVinci Corporate Opportunity Partners, L.P.		$(2,555,042)
GTIS Brazil Real Estate Fund (Brazilian Real) LP(2)		1,441,597
ING Clarion Global, L.P.(2)		39,908,540
ING Clarion U.S., L.P.(2)		41,613,957
Legacy Partners Realty Fund II, LLC		5,788,613
Monsoon Infrastructure & Realty Co-Invest, L.P.(2)		5,375,000
MONY/Transwestern Mezzanine Realty Partners II, L.L.C.(1)		1,393,750
Northwood Real Estate Co-Investors LP		364,809
Northwood Real Estate Partners LP		1,161,326
Oak Hill REIT Plus Fund, L.P.(2)		12,368,041
Parmenter Realty Fund III, L.P.		7,582,286
Square Mile Partners III LP(2)		5,824,912
Transwestern Mezzanine Realty Partners III, L.L.C.(1)(2)		2,894,714
Wells Street Global Partners, L.P.(3)		18,627,471
Woodbourne Daybreak Global Fund LP(2)		10,600,188

Total United States		3,373,125,316

Total Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (Cost $4,137,789,337)		3,768,005,323	80.80%

Passive Foreign Investment Companies
Bermuda Exempted Mutual Fund Company
Private Equity (0.21% of Partners’ Capital)
El Tejar Limited		9,700,000

Total Bermuda Exempted Mutual Fund Company (Cost $10,000,000)		9,700,000	0.21%

Cayman Companies Limited by Shares
Absolute Return (2.45% of Partners’ Capital)
CRC Global Structured Credit Fund, Ltd.(2)		58,849,774
Overseas CAP Partners, Inc.(3)	45,229	55,428,160
International Equity (0.76% of Partners’ Capital)
Ajeej MENA Fund(2)	213,420	14,126,141
Quorum Fund Limited(2)	349,876	9,602,300
The Russian Prosperity Fund	1,056,068	11,690,668
Natural Resources (0.20% of Partners’ Capital)
Ospraie Special Opportunities (Offshore) Ltd.		9,438,103
Real Estate (0.15% of Partners’ Capital)
Wells Street Offshore, Ltd(2)	32,000	7,019,400

Total Cayman Companies Limited by Shares (Cost $250,076,238)		166,154,546	3.56%

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2008

	Shares/ Par Value*	Fair Value	% of Partners’ Capital

Passive Foreign Investment Companies (continued)
Republic of Mauritius
International Equity (0.10% of Partners’ Capital)
India Capital Fund Ltd.	187,107	$4,744,728

Total Republic of Mauritius (Cost $4,500,000)		4,744,728	0.10%

Total Passive Foreign Investment Companies (Cost $264,576,238)		180,599,274	3.87%

Private Corporations
United States
Real Estate (0.35% of Partners’ Capital)
Legacy Partners Realty Fund III, Inc		4,774,354
Net Lease Private REIT V, Inc(1)		1,543,669
Net Lease Private REIT VI, Inc(1)		3,985,108
Net Lease Private REIT VII, Inc(1)(2)		3,000,000
Net Lease Private REIT VII-A, Inc(1)(2)		3,000,000

Total United States		16,303,131

Total Private Corporations (Cost $18,390,638)		16,303,131	0.35%

Total Investments in Investment Funds (Cost $4,420,756,213)		3,964,907,728	85.02%

Investments in Securities
Investment in Registered Investment Companies
Exchange Traded Funds
United States
Fixed Income (3.66% of Partners’ Capital)
iShares Barclays 1-3 Year Treasury Bond Fund(1)	1,247,206	105,585,966
iShares Barclays 20+ Year Treasury Bond Fund(1)	545,316	65,083,465
Natural Resources (1.49% of Partners’ Capital)
Market Vectors Gold Miners ETF	1,092,597	37,017,186
SPDR Gold Trust	372,756	32,262,032

Total United States		239,948,649

Total Exchange Traded Funds (Cost $237,362,912)		239,948,649	5.15%

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2008

	Shares/ Par Value*	Fair Value	% of Partners’ Capital

Investment in Registered Investment Companies (continued)
Open End Funds
United States
Fixed Income (2.95% of Partners’ Capital)
PIMCO Foreign Bond (Unhedged)(1)	8,421,804	$72,344,875
PIMCO Total Return(1)	6,463,840	65,543,333
International Equity (0.29% of Partners’ Capital)
Fidelity Japan Smaller Companies Fund(1)	1,878,580	13,469,419
Natural Resources (0.45% of Partners’ Capital)
The Tocqueville Gold Fund(1)	677,513	20,901,278

Total United States		172,258,905

Total Open End Funds (Cost $216,645,159)		172,258,905	3.69%

Total Investments in Registered Investment Companies (Cost $454,008,071)		412,207,554	8.84%

	Contracts(a)
Call Options Purchased
United States (0.00% of Partners’ Capital)
Financial Select Sector SPDR Fund—Call Option (Strike Price $22.00, Expiration 01/17/09)	44,000	44,000

Total Call Options Purchased (Cost $5,887,205)		44,000	0.00%

Total Investments in Securities (Cost $459,895,276)		412,251,554	8.84%

Total Investments (Cost $4,880,651,489)		$4,377,159,282	93.86%

The Master Fund’s total outstanding capital commitments to Investment Funds as of December 31, 2008 was $885,222,181. For certain Investment Funds, for which the Master Fund has a capital commitment, the Master Fund may be allocated its pro-rata share of expenses prior to having to fund a capital call for such expenses.

All securities are non-income producing unless noted otherwise.

Refer to note 4, Investments in Portfolio Securities, for information regarding the liquidity of the Master Fund’s investments.

*	Shares or par value is listed for each investment if it is applicable for that investment type.
(a)	Each contract is equivalent to 100 shares.
(1)	Income producing security.
(2)	Affiliated investments.
(3)	Affiliated investments for which ownership exceeds 25%.

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Statement of Operations

Year Ended December 31, 2008

Investment income:
Dividend income	$13,541,162
Interest income	1,628,332
Dividend income from affiliates	207,978
Interest income from affiliates	1,279,884

Total investment income	16,657,356

Expenses:
Investment Management Fees	47,193,244
Administration fees	2,778,891
Legal fees	448,046
Professional fees	1,303,513
Custodian fees	564,116
Directors fees	210,500
Interest expense	187,751
Offshore withholding tax expense	18,698,631
Other expenses	876,707

Total expenses	72,261,399

Net investment loss	(55,604,043)

Net realized and unrealized gain (loss) from investments, options sold, not yet purchased and foreign currency transactions:
Net realized loss from investments	(332,998,989)
Net realized gain from options sold, not yet purchased	1,665,204
Net realized loss from investments in affiliates	(19,691,837)
Net realized loss from foreign currency transactions	(58,463)
Change in unrealized appreciation/depreciation from investments	(945,007,976)

Net realized and unrealized loss from investments, options sold, not yet purchased and foreign currency transactions	(1,296,092,061)

Net decrease in partners’ capital resulting from operations	$(1,351,696,104)

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Statement of Changes in Partners’ Capital

Years Ended December 31, 2007 and 2008

Partners’ capital at December 31, 2006	$1,011,295,414
Contributions	2,045,576,644
Distributions	(93,675,459)
Net increase in partners’ capital resulting from operations:
Net investment loss	(12,679,942)
Net realized gain from investments	7,628,487
Net realized gain from investments in affiliates	429,219
Change in unrealized appreciation/depreciation from investments	311,394,317

Net increase in partners’ capital resulting from operations	306,772,081

Partners’ capital at December 31, 2007	3,269,968,680

Contributions	3,111,597,819
Distributions	(366,685,155)
Net decrease in partners’ capital resulting from operations:
Net investment loss	(55,604,043)
Net realized gain (loss) from investments, options sold, not yet purchased and foreign currency transactions	(331,392,248)
Net realized loss from investments in affiliates	(19,691,837)
Change in unrealized appreciation/depreciation from investments	(945,007,976)

Net decrease in partners’ capital resulting from operations	(1,351,696,104)

Partners’ capital at December 31, 2008	$4,663,185,240

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Statement of Cash Flows

Year Ended December 31, 2008

Cash flows from operating activities:
Net decrease in partners’ capital resulting from operations	$(1,351,696,104)
Adjustments to reconcile net decrease in partners’ capital resulting from operations to net cash used in operating activities:
Purchases of investments	(3,683,006,353)
Proceeds from disposition of investments	1,329,140,884
Purchases of options sold, not yet purchased	(175,125)
Proceeds from options sold, not yet purchased	1,840,329
Net realized loss from investments	332,998,989
Net realized gain from options sold, not yet purchased	(1,665,204)
Net realized loss from investments in affiliates	19,691,837
Change in unrealized appreciation/depreciation from investments	945,007,976
Accretion of bond discount, net	(97,599)
Decrease in prepaid contributions to Investment Funds	159,500,000
Decrease in interest and dividends receivable	809,633
Increase in receivable from investments sold	(334,861,074)
Increase in prepaids and other assets	(38,842)
Decrease in investments purchased payable	(30,000,000)
Increase in Investment Management Fees payable	4,692,758
Increase in offshore withholding tax payable	9,944,585
Increase in administration fees payable	76,474
Increase in payable to related parties	41,976
Decrease in accounts payable and accrued expenses	(493,617)

Net cash used in operating activities	(2,598,288,477)

Cash flows from financing activities:
Borrowings on line of credit	94,997,522
Repayments on line of credit	(139,055,019)
Decrease in subscriptions received in advance	(269,009,809)
Increase in redemptions payable	198,058,577
Contributions from partners	3,111,597,819
Distributions to partners	(366,685,155)

Net cash provided by financing activities	2,629,903,935

Net increase in cash and cash equivalents	31,615,458
Cash and cash equivalents at beginning of year	50,258,707

Cash and cash equivalents at end of year	$81,874,165

Supplemental disclosure of cash activity:
Cash paid for interest	$276,322

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements

December 31, 2008

(1) ORGANIZATION

The Endowment Master Fund, L.P. (the “Master Fund”) is a limited partnership organized under the laws of the state of Delaware. The Master Fund began operations in April 2003 (“Inception”). The Master Fund operated as an unregistered investment vehicle until March 10, 2004, at which time it registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Fund is the master fund in a master-feeder structure in which there are currently seven feeder funds.

The Master Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation across all market cycles. The Master Fund pursues its investment objective by investing its assets in a variety of investment vehicles including but not limited to limited partnerships, limited liability companies, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”), registered investment companies and direct investments in marketable securities and derivative instruments. The Master Fund is primarily a “fund of funds” and is intended to afford investors the ability to invest in a multi-manager portfolio, exhibiting a variety of investment styles and philosophies, in an attempt to achieve positive risk-adjusted returns over an extended period of time. The Master Fund’s investments are managed by a select group of investment managers identified by the Adviser, as hereinafter defined, to have investments that when grouped with other investments of the Master Fund result in a portfolio that is allocated more broadly across markets, asset classes, and risk profiles.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Master Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the Master Fund’s business. A majority of the members of the Board are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Master Fund, the Adviser, or any committee of the Board.

The Board is authorized to engage an investment adviser and it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the Master Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, the Master Fund expects that risk of loss to be remote.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2008

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“GAAP”).

(b) CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) INVESTMENT SECURITIES TRANSACTIONS

The Master Fund records security transactions on a trade-date basis.

Investments that are held by the Master Fund, including those that have been sold but not yet purchased, are marked to estimated fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the statement of operations.

Realized gains or losses on the disposition of investments are accounted for based on the first in first out (“FIFO”) method.

(d) VALUATION OF INVESTMENTS

The valuation of the Master Fund’s investments will be determined as of the close of business at the end of any fiscal period, generally monthly. The valuation of the Master Fund’s investments is calculated by Citi Fund Services Ohio, Inc. (“Citi”), the Master Fund’s independent administrator (the “Independent Administrator”) in consultation with the Adviser. The valuation procedures of the Master Fund’s underlying investments are reviewed by a committee approved by the Board that was established to oversee the valuation of the Master Fund’s investments (the “Valuation Committee”), in consultation with the Adviser and the Independent Administrator. The net assets of the Master Fund will equal the value of the total assets of the Master Fund, less all of its liabilities, including accrued fees and expenses.

Investments held by the Master Fund are valued as follows:

•

INVESTMENT FUNDS—Investments in Investment Funds are ordinarily carried at estimated fair value based on the valuations provided to the Independent Administrator by the investment managers of such Investment Funds or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. All of the Master Fund’s valuations utilize financial information supplied by each Investment Fund and are net of management and estimated performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ agreements. Generally, Investment Funds in which the Master Fund invests will use market value when available, and otherwise will use principles of fair value applied in good faith. The Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value interests at net asset value as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect estimated fair value. In making such

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2008

determinations, the Valuation Committee considers terms and conditions of the Master Fund’s agreement with the respective Investment Fund and other market participant considerations that may affect its fair value such as lock up periods, suspension of redemptions, use of side pockets, holdbacks or other relevant factors. Because of the inherent uncertainty of valuation, this estimated fair value may differ from the value that would have been used had a ready market for the investments in Investment Funds existed and such differences may be significant. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds.

•

SECURITIES LISTED ON A SECURITIES EXCHANGE—Securities listed 1) on one or more of the national securities exchanges or the OTC Bulletin Board are valued at the last reported sales price on the date of determination; and 2) on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. If the last reported sales price or the NOCP is not available, the securities are valued at the mean between the “bid” and “ask” prices at the close of trading on that date. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. dollars at the current exchange rate. If an event occurs between the close of the foreign exchange and the valuation date of the Master Fund’s net asset value that would materially affect the value of the security and the net asset value of the Master Fund, the value of such security and the net asset value of the Master Fund will be adjusted to reflect the change in the estimated value of the security.

•	OPTIONS—Options that are listed on a securities exchange or traded over-the-counter are valued at the mean between the closing “bid” and “ask” prices for such options on the date of determination.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures.

•

OTHER—Where no value is readily available from an Investment Fund or other security or where a value supplied by an Investment Fund is deemed not to be indicative of the Investment Fund’s value, the Valuation Committee and/or the Board, in consultation with the Independent Administrator or the Adviser will determine, in good faith, the estimated fair value of the Investment Fund or security.

•

FOREIGN CURRENCY TRANSACTIONS—The accounting records of the Master Fund are maintained in U.S. dollars. Investments of the Master Fund denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the date of valuation. Purchases and sales of investments and income and expense items denominated in foreign securities are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(e) INVESTMENT INCOME

Generally, the values of the investments in Investment Funds are determined whereby the Master Fund records the investment at its acquisition cost and the value is adjusted to reflect the Master Fund’s share of the income or loss (including realized gains and losses) and additional contributions or withdrawals from the Investment Funds. In general, distributions received from Investment Funds are accounted for as a reduction to cost and any proceeds received above the cost basis results in a realized gain. The net changes in unrealized appreciation or depreciation of investments in Investment Funds is reflected in the value of the Investment Funds.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2008

For investments in securities, dividend income is recorded on the ex-dividend date. Interest income is recorded as earned on the accrual basis and includes amortization or accretion of premiums or discounts.

(f) FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of the partners; directors fees; all costs with respect to communications to partners; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board. Offering costs are amortized over a twelve-month period or less from the date they are incurred.

(g) INCOME TAXES

The Master Fund is organized and operated as a limited partnership and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual partners. Accordingly, no provision for income taxes has been made in the Master Fund’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities. For U.S. offshore withholding tax, the Master Fund may serve as withholding agent for its offshore feeder funds.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Master Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2008, the Master Fund did not recognize any amounts for unrecognized tax benefits in connection with FIN 48. A reconciliation is not provided herein, as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2005 through present remain subject to examination by the U.S. taxing authorities.

(h) USE OF ESTIMATES

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results, including the ultimate amount realized upon the sale of investments valued at estimated fair value, could differ from those estimates, and such differences may be significant.

(i) ORGANIZATIONAL EXPENSES

The Master Fund’s organizational expenses (the “Organizational Expenses”) were initially borne by the Adviser or an affiliate thereof and for capital account allocation purposes assumed to be reimbursed, over not more than a 60 month period of time, notwithstanding that such Organizational Expenses were expensed in accordance with GAAP for Master Fund financial reporting purposes upon commencement of operations.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2008

(j) FAIR VALUE MEASUREMENTS

Effective January 1, 2008, the Master Fund adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value based on inputs used to value the fund’s investments, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards.

One key component of the implementation of SFAS 157 includes the development of a three-tiered fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the fair value of the Master Fund’s investments. These inputs are summarized in the three broad levels listed below:

•    Level 1—quoted prices in active markets for identical assets.

•    Level 2—other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.).

•    Level 3—significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary categorization, as of December 31, 2008, of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments:

	LEVEL 1	LEVEL 2	LEVEL 3
	Quoted Prices	Other Significant Observable Inputs	Significant Unobservable Inputs
Investments	$412,251,554	$—	$3,964,907,728

The categorization of investments amongst Levels 1 through 3 does not reflect the fact that many of the underlying investments held by the Investment Funds included in Level 3, if owned directly by the Master Fund, would be classified as Level 1 investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments
Balance as of December 31, 2007	$2,859,611,900
Net Realized Loss	(281,397,544)
Change in Unrealized Appreciation/ Depreciation	(876,932,614)
Net Purchase (Sales)	2,263,625,986

Balance as of December 31, 2008	$3,964,907,728

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2008

All net realized losses and changes in unrealized appreciation/ depreciation in the table above are reflected in the accompanying Statement of Operations. The change in unrealized appreciation/ depreciation from Level 3 investments held at December 31, 2008 is $792,429,685.

(k) RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the fund’s financial position, performance and cash flows. Management is adopting SFAS 161 for the first quarter of 2009, and will conclude an evaluation during that quarter of the impact the adoption of SFAS 161 will have on the Master Fund’s financial statements and related disclosures.

(3) PARTNERS’ CAPITAL ACCOUNTS

(a) ISSUANCE OF INTERESTS

Upon receipt from an eligible investor of an initial or additional application for interests (the “Interests”), which will generally be accepted as of the first day of each month, the Master Fund will issue new Interests. The Interests have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The Master Fund issues Interests only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Interests, and none is expected to develop. The Master Fund is not required, and does not intend, to hold annual meetings of its partners. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Fund’s limited partnership agreement. The Master Fund reserves the right to reject any applications for subscription of Interests.

(b) ALLOCATION OF PROFITS AND LOSSES

For each fiscal period, generally monthly, net profits or net losses of the Master Fund are allocated among and credited to or debited against the capital accounts of all partners as of the last day of each fiscal period in accordance with the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the net assets of the Master Fund, including any net change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or net losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month, or any repurchases of Interests.

(c) REPURCHASE OF INTERESTS

A partner will not be eligible to have the Master Fund repurchase all or any portion of an Interest at the partner’s discretion at any time. However, the Adviser expects that it will recommend to the Board that the Master Fund offer to repurchase Interests each calendar quarter, pursuant to written tenders by partners. However, the Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Interests, if any, that will be purchased in any tender offer that it does approve. In the event Interests are repurchased, there will be a substantial period of time between the date as of which partners must accept the Master Fund’s offer to repurchase their Interests and the date they can expect to receive payment for their Interests from the Master Fund.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2008

(4) INVESTMENTS IN PORTFOLIO SECURITIES

As of December 31, 2008, the Master Fund had investments in Investment Funds and securities. The securities previously being managed by the Master Fund’s sub-adviser were liquidated during the quarter ended June 30, 2008. The $165,000,000 in prepaid contribution to Investment Funds as of December 31, 2008 represents funding of a portion of the January 2009 investment in such funds. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds’ managers/general partners or advisers in the form of management fees ranging up to 2.5% of net assets annually. In addition, many Investment Funds also provide for performance incentive fees/allocations ranging up to 25% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain investment managers. These management fees and incentive fees are in addition to the management fees charged by the Master Fund.

In general, most of the Investment Funds in which the Master Fund invests, other than Investment Funds investing primarily in private equity, energy and real estate transactions, provide for periodic redemptions ranging from monthly to annually with lock up provisions usually for a period of up to four years. Investment Funds may, depending on the Investment Fund’s governing documents, have the ability to deny or delay a redemption request.

Certain Investment Funds in which the Master Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, early redemption fees. The Master Fund’s investments are categorized in three levels of liquidity, as determined by the Master Fund. The categories and percent of investments in each are as follows at December 31, 2008:

Investment Funds	Percentage of Investments	Category Definition
Category 1 Funds	72.5%	Investment Funds that have at least quarterly withdrawal rights after a maximum two-year lock up period.

Category 2 Funds	10.0%	Investment Funds that have at least annual withdrawal rights after a maximum three-year lock up period.

Category 3 Funds	17.5%

Investment Funds that do not meet the definition of Category 1 or 2 Funds. This may include investments for which redemptions can only occur as the underlying portfolio’s assets or investments are liquidated.

	100.0%

The expiration of lock-ups on Master Fund investments in an Investment Fund could result in such investments moving from one liquidity category to another.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2008

At December 31, 2008, the Master Fund’s investments in certain Investment Funds were deemed to be investments in affiliated issuers under the 1940 Act. A listing of these affiliated Investment Funds (including 2008 activity) is shown below:

				2008 Activity				2008 Activity
Investment Funds	Shares 12/31/2007	Shares 12/31/2008	Fair Value 12/31/2007	Cost of Purchases	Cost of Sales*	Appreciation/ (Depreciation)	Fair Value 12/31/2008	Interest/ Dividend Income	Realized Gain/(Loss)
Accel-KKR Capital Partners III, L.P.			—	$5,192,436		$(399,532)	$4,792,904
Ajeej MENA Fund	—	213,420	—	30,000,000		(15,873,859)	14,126,141
Algebris Global Financials Fund, L.P.			$37,940,000	40,000,000	$10,000,000	(24,689,167)	43,250,833	$959	$223,915
Anchorage Crossover Credit Fund II, L.P. Class A			—	50,000,000		(13,747,350)	36,252,650
Anchorage Short Credit Fund, L.P.			42,542,958	50,000,000	30,883,410	34,049,617	95,709,165		18,393,052
BDCM Partners I, L.P.			17,117,620	50,000,000		(12,854,073)	54,263,547
Benson Elliot Real Estate Partners III, L.P. ***			—	—	—	—	—
Bonanza Partners, L.P.			13,662,058	15,000,000	18,633,315	(5,765,373)	4,263,370		(5,956,888)
Boyer Allan Greater China Fund, L.P.			7,900,700	25,000,000		(5,048,054)	27,852,646
CamCap Resources, L.P.			20,180,489	40,000,000	20,000,000	(22,155,627)	18,024,862		(10,902,361)
Catterton Growth Partners, L.P.			—	4,033,885		(368,402)	3,665,483
CCM Small Cap Value Qualified Fund, L.P.			28,634,532	15,000,000		(39,127,620)	4,506,912
Chilton Global Natural Resources Partners, L.P.			32,178,130	40,000,000		(23,268,647)	48,909,483
Contrarian Capital Fund I, L.P.			60,253,289	40,000,000		(26,422,789)	73,830,500
Corriente Partners, L.P.			25,439,200	35,000,000		19,803,342	80,242,542
Covepoint Emerging Markets Macro Fund, L.P.			12,207,301	35,000,000		(14,493,282)	32,714,019
CRC Global Structured Credit Fund, Ltd.			—	60,000,000		(1,150,226)	58,849,774
Criterion Institutional Partners, L.P.			15,195,780	—		(2,790,348)	12,405,432
Dabroes Investment Fund LP			—	10,000,000		(518,506)	9,481,494
Dace Ventures I, L.P.			468,729	510,103		60,095	1,038,927
Diamond Hill Investment Partners II, L.P.			30,913,630	25,000,000	13,960,375	(11,706,024)	30,247,231		(3,960,375)
Empire Capital Partners Enhanced, L.P.			—	23,000,000		(4,135,547)	18,864,453
European Divergence Fund, L.P.			14,946,000	80,000,000		88,602,935	183,548,935
Ferox Japan Fund Limited			—	10,000,000		(1,297,611)	8,702,389
Forum European Realty Income III L.P.			—	3,251,173	241,218	(934,133)	2,075,822	14,186	(25,238)
FrontPoint Onshore Healthcare Fund 2X, L.P.			—	10,000,000		(1,569,415)	8,430,585
GMO Emerging Illiquid Fund, L.P.			10,017,545	—	503,771	(4,810,132)	4,703,642	534,150
Gradient Europe Fund, L.P.			34,018,983	—		(25,423,399)	8,595,584
GTIS Brazil Real Estate Fund (Brazilian Real) LP			—	4,291,558	1,728,791	(1,121,170)	1,441,597
Halcyon European Structured Opportunities Fund, L.P.			40,854,588	—		(23,297,997)	17,556,591
Harbinger Capital Partners Fund I, L.P.			92,528,649	20,000,000		(34,447,943)	78,080,706
Hayman Capital Partners, L.P.			—	40,000,000		1,851,331	41,851,331
HealthCor, L.P.**			34,828,106	10,000,000		1,631,390	46,459,496
HealthCor Partners Fund, L.P.			161,394	2,660,271	130,574	(254,620)	2,436,471
Hillcrest Fund, L.P.			—	693,674		(596,880)	96,794
HomeField Partners, L.P.			7,949,180	10,000,000		(1,592,140)	16,357,040
ING Clarion Global, L.P.			12,953,741	30,000,000		(3,045,201)	39,908,540
ING Clarion U.S., L.P.			28,039,427	15,000,000		(1,425,470)	41,613,957
Integral Capital Partners VIII, L.P.			—	20,000,000		(8,200,878)	11,799,122
Intervale Capital Fund, L.P.			—	4,837,753		1,284,922	6,122,675
Ithan Creek Partners, L.P.			—	50,000,000		395,785	50,395,785
Kenmont Onshore Fund, L.P.			22,974,269	—	4,103,375	(6,300,121)	12,570,773		(1,634,906)
LC Fund IV, L.P.			—	1,180,129		(502,742)	677,387
Longhorn Onshore Investors, L.P.			—	45,000,000		1,131,502	46,131,502

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2008

				2008 Activity				2008 Activity
Investment Funds	Shares 12/31/2007	Shares 12/31/2008	Fair Value 12/31/2007	Cost of Purchases	Cost of Sales*	Appreciation/ (Depreciation)	Fair Value 12/31/2008	Interest/ Dividend Income	Realized Gain/ (Loss)
Magnetar Capital Fund, L.P.			—	$70,000,000		$(18,939,480)	$51,060,520
Middle East North Africa Opportunities Fund, L.P.	50,246	54,686	$56,775,765	5,000,000		(21,957,717)	39,818,048
Miura Global Partners II, LP			—	60,000,000		2,106,527	62,106,527
Monsoon Infrastructure & Realty Co-Invest, L.P.			—	4,950,000		425,000	5,375,000
Montrica Global Opportunities Fund, L.P.			52,639,100	—		(14,125,198)	38,513,902
Net Lease Private REIT VII, Inc			—	3,000,000		—	3,000,000	$103,989
Net Lease Private REIT VII-A, Inc			—	3,000,000		—	3,000,000	103,989
NWI Explorer Global Macro Fund, L.P.			20,891,303	—		(7,669,675)	13,221,628
Oak Hill REIT Plus Fund, L.P.			7,260,309	4,000,000		1,107,732	12,368,041
Orbis Real Estate Fund I			3,371,920	524,945		(447,701)	3,449,164
Ore Hill Fund II, L.P.			—	54,865,090		(20,425,448)	34,439,642
Overseas CAP Partners, Inc.	43,222	45,229	68,745,388	15,000,000	$9,461,175	(18,856,053)	55,428,160		$1,400,224
OZ Asia Domestic Partners, L.P.			53,839,902	—	5,012,200	(14,983,415)	33,844,287		(1,241,526)
Pantera Global Macro Fund, L.P.			4,412,629	—	880,000	(1,259,345)	2,273,284		(238,817)
Pardus European Special Opportunities Fund, L.P.			19,602,775	—		(13,981,893)	5,620,882
Paulson Advantage Plus, L.P.			49,657,418	95,000,000		43,926,468	188,583,886
Paulson Credit Opportunities II, L.P.			48,631,349	—		7,916,446	56,547,795
Paulson Partners Enhanced, L.P.			49,131,737	—		5,938,651	55,070,388
Phoenix Asia Real Estate Investments II, L.P.			1,730,733	9,024,283		6,119,984	16,875,000
PIPE Equity Partners, L.L.C.			24,987,225	85,000,000		(13,705,700)	96,281,525
Private Equity Investment Fund IV, L.P.			4,982,123	2,711,290	144,032	(333,155)	7,216,226	50,617	164,199
PSAM WorldArb Partners, L.P.			53,203,150	—		(12,871,935)	40,331,215
Q Funding III, L.P.			13,489,051	2,335,243		(6,725,613)	9,098,681
Q4 Funding, L.P.			42,168,465	2,736,485		(19,212,812)	25,692,138
Quorum Fund Limited	—	349,876	—	30,000,000		(20,397,700)	9,602,300
Redbrick Capital, L.P.			53,696,673	—	35,663,007	(8,665,540)	9,368,126		(4,560,774)
Saints Capital VI, L.P.			—	6,518,875		(454,629)	6,064,246
Samlyn Onshore Fund, L.P.			26,445,230	7,000,000		1,668,823	35,114,053
SCP Sakonnet Fund, LP			20,409,418	30,102,200		(9,153,044)	41,358,574
Skopos HG Fund, LLC	100,000	262,504	11,851,657	25,000,000		(22,375,520)	14,476,137
Sorin Fund, L.P.			30,387,760	30,000,000	6,000,000	(19,591,810)	34,795,950		(2,133,783)
Southport Energy Plus Partners, L.P.			52,790,045	45,000,000		(10,831,374)	86,958,671
Square Mile Partners III LP			—	6,898,320		(1,073,408)	5,824,912
Standard Pacific Asymmetric Opportunities Fund, L.P.			—	104,000,000		25,867,044	129,867,044
Tarpon All Equities Fund, LLC			10,940,575	30,001,870		(23,070,239)	17,872,206
The Rohatyn Group Local Currency Opportunity Partners, L.P.			40,743,644	40,000,000		(7,392,940)	73,350,704
Tiedemann/Falconer Partners, L.P.			31,993,945	15,000,000		2,760,429	49,754,374
Tiger Consumer Partners, L.P.			21,137,490	15,000,000		(2,835,733)	33,301,757
Torrey Pines Fund, LLC			35,948,659	25,000,000		(4,066,455)	56,882,204
Transwestern Mezzanine Realty Partners III, L.L.C.			—	3,750,000	144,064	(711,222)	2,894,714	679,972
Trivest Fund IV, L.P.			141,053	6,587,257		(695,850)	6,032,460
Trustbridge Partners II, L.P.			7,186,043	7,120,712		(373,248)	13,933,507
Tuckerbrook SB Global Distressed Fund I, L.P.			5,737,938	1,912,000		(1,475,675)	6,174,263
Valiant Capital Partners, L.P.			—	61,157,263		4,632,338	65,789,601
Velite Energy L.P.			46,736,154	30,000,000		15,026,277	91,762,431
Waterstone Market Neutral Fund, L.P.			34,512,285	60,000,000		386,743	94,899,028
Wells Street Global Partners, L.P.			5,048,838	25,000,000	2,174,617	(9,246,750)	18,627,471		675,325
Wells Street Offshore, Ltd	32,000	32,000	10,268,700	22,000,000	22,000,000	(3,249,300)	7,019,400		(7,077,360)
Whitebox Combined Fund, L.P.			—	90,000,000		(27,924,870)	62,075,130

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2008

				2008 Activity				2008 Activity
Investment Funds	Shares 12/31/2007	Shares 12/31/2008	Fair Value 12/31/2007	Cost of Purchases	Cost of Sales*	Appreciation/ (Depreciation)	Fair Value 12/31/2008	Interest/ Dividend Income	Realized Gain/(Loss)
Whitebox Special Opportunities Fund, L.P.			—	$50,000,000		$3,250,000	$53,250,000
Woodbourne Daybreak Global Fund LP			$30,678,356	—	$13,728,986	(6,349,182)	10,600,188		$(2,816,524)

	225,468	957,715	$1,696,081,103	$2,133,846,815	$195,392,910	$(434,820,526)	$3,199,714,482	$1,487,862	$(19,691,837)

*	Sales include return of capital.
**	Voting rights have been waived for these investments.
***	Affiliated investment based on capital commitment. No contributions have been made as of December 31, 2008.

For the year ended December 31, 2008, aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $3,673,102,797 and $1,317,744,022, respectively. The aggregate proceeds and purchases from options sold, not yet purchased were $1,840,329 and $175,125, respectively.

The cost of the Master Fund’s underlying investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such investments. The allocated taxable income is generally reported to the Master Fund by its underlying investments on Schedules K-1, Forms 1099 or PFIC statements.

The underlying investments generally do not provide the Master Fund with tax reporting information until well after year end and as a result, the Master Fund is unable to calculate the year end tax cost of its investments until after year end, when the Master Fund’s tax return is completed. The book cost and tax cost of the Master Fund’s investments as of December 31, 2007 was $2,879,379,247 and $3,147,265,260, respectively. The Master Fund’s book cost as of December 31, 2008 was $4,880,651,489 resulting in accumulated net unrealized depreciation of $503,492,207 consisting of $413,388,197 in gross unrealized appreciation and $916,880,404 in gross unrealized depreciation.

(5) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Master Fund invests trade various derivative securities and other financial instruments, and enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these Investment Funds is limited to the value of the investment in, or commitment to, such Investment Funds. In addition, the Master Fund may from time to time invest directly in derivative securities or other financial instruments to gain greater or lesser exposure to a particular asset class.

The Master Fund may purchase or sell options as part of an asset overlay strategy to create investment exposure consistent with the Master Fund’s investment objectives. The options activity during the year was primarily the purchase or sale of put and call options on indices.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2008

During the year ended December 31, 2008, the Master Fund had the following short options activity:

The Endowment Master Fund, L.P.	Number of Options	Amount of Premiums
Options outstanding at December 31, 2007	—	$—
Options sold, not yet purchased	(37,000)	1,840,329
Options expired prior to exercise	15,000	(1,021,939)
Options terminated in closing purchase transactions	22,000	(818,390)

Options outstanding at December 31, 2008	—	$—

(6) DUE FROM BROKERS

The Master Fund conducts business with brokers for its investment activities. The clearing and depository operations for the investment activities are performed pursuant to agreements with the brokers. The Master Fund is subject to credit risk to the extent any broker with whom the Master Fund conducts business is unable to deliver cash balances or securities, or clear security transactions on the Master Fund’s behalf. The Master Fund monitors the financial condition of the brokers with which the Master Fund conducts business and believes the likelihood of loss under the aforementioned circumstances is remote.

(7) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund will pay the Independent Administrator a monthly administration fee based on the month end net assets of the Master Fund. The Master Fund is charged, on an annual basis, 8 basis points on Master Fund net assets of up to $100 million, 7 basis points on Master Fund net assets between the amounts of $100 million and $250 million and 6 basis points for amounts over $250 million. The asset based fees are payable monthly in arrears. The Independent Administrator will also provide the Master Fund with legal, compliance, transfer agency, and other investor related services at an additional cost.

The fees for Master Fund administration will be paid out of the Master Fund’s assets, which will decrease the net profits or increase the net losses of the partners in the Master Fund. As of December 31, 2008, the Master Fund had $4,663,185,240 in net assets. The total administration fee incurred for the year ended December 31, 2008 was $2,778,891.

(8) RELATED PARTY TRANSACTIONS

(a) INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund pursuant to the Investment Management Agreement, the Master Fund will pay the Adviser an investment management fee (the “Investment Management Fee”), equal to 1.00% on an annualized basis of the Master Fund’s net assets calculated based on the Master Fund’s net asset value at the end of each month, payable quarterly in arrears. The Investment Management Fee will decrease the net profits or increase the net losses of the Master Fund that are credited to or debited against the capital accounts of its partners. For the year ended December 31, 2008, $47,193,244 was incurred for Investment Management Fees.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2008

(b) PLACEMENT AGENTS

The Master Fund may engage one or more placement agents (each, a “Placement Agent”) to solicit investments in the Master Fund. Salient Capital, L.P. (“Salient Capital”), an affiliate of the Adviser, is a broker-dealer who has been engaged by the Master Fund to serve as a Placement Agent. A Placement Agent may engage one or more sub-placement agents. The Adviser or its affiliates may pay a fee out of their own resources to Placement Agents and sub-placement agents.

(9) INDEBTEDNESS OF THE FUND

As a fundamental policy, the Master Fund may borrow up to, but not more than, 25% of the net assets of the Master Fund (at the time such borrowings were made and after taking into account the investment and/or deployment of such proceeds) for the purpose of making investments, funding redemptions and for other working capital and general Master Fund purposes. For purposes of the Master Fund’s investment restrictions and certain investment limitations under the 1940 Act, as amended, including for example, the Master Fund’s leverage limitations, the Master Fund will not “look through” Investment Funds in which the Master Fund invests. Investment Funds may also use leverage, whether through borrowings, futures, or other derivative products and are not subject to the Master Fund’s investment restrictions. However, such borrowings by Investment Funds are without recourse to the Master Fund and the Master Fund’s risk of loss is limited to its investment in such Investment Funds, other than for some Investment Funds in which the Master Fund has made a capital commitment. For some Investment Funds in which the Master Fund has made a capital commitment that will be funded over a period of time, such as private equity and real estate funds, the Master Fund, in certain instances, may commit to fund more than its initial capital commitment. The rights of any lenders to the Master Fund to receive payments of interest or repayments of principal will be senior to those of the partners, and the terms of any borrowings may contain provisions that limit certain activities of the Master Fund.

The Master Fund maintains a credit facility for which the investments of the Master Fund serve as collateral for the facility. The maximum amount that can be borrowed is based on the value of certain underlying collateral as determined by the lender; provided, however, that the Master Fund’s fundamental policies provide that the Master Fund cannot borrow more than 25% of the value of the Master Fund’s net assets. There were no borrowings outstanding as of December 31, 2008 as the credit facility was terminated as of such date. The average amount of borrowings outstanding during the year ended December 31, 2008 was $3,234,277. The weighted average interest rate paid on the line of credit outstanding borrowings during the year ended December 31, 2008 was 5.81%. The Adviser is currently in negotiations with credit providers and is evaluating the Master Fund’s credit facility alternatives.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2008

(10) FINANCIAL HIGHLIGHTS

	Year ended, December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2004
Net investment loss to average partners’ capital[1]	(1.19)%	(0.63)%	(0.61)%	(0.44)%	(0.92)%
Expenses to average partners’ capital[1,2]	1.54%	1.37%	1.24%	1.28%	1.51%
Portfolio Turnover	29.19%	4.19%	15.31%	12.65%	10.29%
Total Return[3]	(23.46)%	17.41%	12.37%	10.40%	8.90%
Partners’ capital, end of period	$4,663,185,240	$3,269,968,680	$1,011,295,414	$376,169,059	$280,216,027

An investor’s return (and operating ratios) may vary from those reflected based on different fee arrangements and the timing of capital transactions.

1	Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the period.
2	Expense ratios do not include expenses of underlying Investment Funds. Expenses include offshore withholding tax, which is only allocable to investors investing through the offshore feeder funds.
3

Calculated as geometrically linked monthly returns for each month in the period. Performance prior to March 10, 2004 reflects pre-registration performance; thus returns may have differed had the Master Fund been subject to the regulations of the 1940 Act since Inception.

(11) SUBSEQUENT EVENT

Based on the net asset value of the Master Fund, the Adviser recommended to the Board that a tender offer in an amount of up to $471,000,000 be made for the quarter ended March 31, 2009 to those partners who elect to tender their Interests prior to the expiration of the tender offer period. The Board approved such recommendation and a tender offer notice expiring February 20, 2009 was mailed to the partners in the Master Fund.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information

December 31, 2008

(Unaudited)

Directors and Officers

The Master Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Master Fund who are responsible for the Master Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Directors and officers of the Master Fund may also be directors or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates (the “Fund Complex”). The tables below show, for each Director and officer, his or her full name, address and age (as of December 31, 2008), the position held with the Master Fund, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex overseen by the Director, and other directorships held by such Director.

Interested Directors

Name, Address and Age	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
John A. Blaisdell(1) Age: 48 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Texas 77027	Director, Co- Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since January 2004; Managing Director of Salient, since December 2002; Chief Executive Officer of Wincrest Ventures, L.P., 1997-2002.	3	None
Andrew B. Linbeck(1) Age: 44 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director, Co- Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since January 2004; Managing Director of Salient, since August 2002; Partner and executive officer of The Redstone Companies, L.P. and certain affiliates thereof (collectively, “Redstone”), 1998-2002.	3	None

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2008

(Unaudited)

Name, Address and Age	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
A. Haag Sherman(1) Age: 43 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director, Co- Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since January 2004; Managing Director of Salient, since August 2002; Partner and executive officer of Redstone, 1998-2002.	3	None

(1)

This person’s status as an “interested” director arises from his affiliation with Salient Partners, L.P. (“Salient”), which itself is an affiliate of the Endowment Registered Fund, L.P. (the “Registered Fund”), the Master Fund, the Endowment TEI Fund, L.P. (the “TEI Fund”), and the Adviser.

(2)	The Fund Complex includes the Registered Fund, the TEI Fund and the Master Fund.

Independent Directors

Name, Address and Age	Position(s) Held with Master Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director
Jonathan P. Carroll Age: 47 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director	Since January 2004	President of Lazarus Financial LLC since 2006; Private investor for the prior five years.	3	None
Richard C. Johnson Age: 71 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director	Since January 2004	Senior Counsel for Baker Botts LLP since 2002; Managing Partner for Baker Botts from 1998-2002; practiced law at Baker Botts from 1966-2002 (from 1972 to 2002 as a partner)	3	None

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2008

(Unaudited)

Name, Address and Age	Position(s) Held with Master Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director
G. Edward Powell Age: 72 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director	Since January 2004	Principal of Mills & Stowell from March 2002 to present; Principal of Innovation Growth Partners in 2002; From 1994-2002, Mr. Powell provided consulting services to emerging and middle market businesses; Managing Partner for Houston office of Price Waterhouse & Co. from 1982 to his retirement in 1994.	3	Sterling Bancshares, Inc.; Global Water Technologies, Inc.; Datavox Holdings, Inc.
Scott F. Schwinger Age: 43 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director	Since January 2004	Senior Vice President, Chief Financial Officer and Treasurer of the Houston Texans	3	None
Scott W. Wise(2) Age: 59 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Director	Since January 2004	Senior Vice President and Treasurer, Rice University for the prior five years.	3	None

(1)	The Fund Complex includes the Registered Fund, the TEI Fund and the Master Fund.
(2)	Resigned effective December 31, 2008.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2008

(Unaudited)

Officers of the Fund Who Are Not Directors

Name, Address and Age	Position(s) Held with Fund	Principal Occupation(s) During the Past 5 Years
Roy Washington Age: 57 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Chief Compliance Officer	Chief Compliance Officer of Salient, since 2007; Managing Director (2006-2007) of and Consultant (2003-2007) with Capital Forensics Consulting, Inc; President of RVW Consulting Group, Inc., 2002-2006; Senior Vice President and CCO, Life Division of American General Corporation, 2000-2002.
John E. Price Age: 41 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Treasurer; Principal Financial Officer	Director and Chief Financial Officer of the Adviser, since January 2004; Partner and Director of Salient, since October 2003; Controller of Wincrest Ventures, L.P., 1997-2003.
Adam L. Thomas Age: 34 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, Tx 77027	Secretary	Director of Adviser since January 2004; Partner and Director of Salient, since September 2002; Associate at Redstone, 2001-2002; Associate at Albrecht & Associates Inc., August 1996 through August 1999. Attended University of Texas Business School, 1999-2001.

Compensation for Directors

The Master Fund, the Registered Fund and the TEI Fund together pay each of the Directors who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Directors”) an annual retainer of $20,000, which is paid quarterly, a fee of $4,000 per Board meeting, a fee of $1,000 per informal meeting, a fee of $1,000 per meeting for each member on the audit committee and an annual fee of $10,000 for the audit committee chairman, which is paid quarterly. In the interest of retaining Independent Directors of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2008

(Unaudited)

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2008.

Asset Class[1]	Fair Value	%
Absolute Return	$1,016,763,461	23.23
Enhanced Fixed Income	631,771,693	14.43
Private Equity	499,680,066	11.42
International Equity	471,547,763	10.77
Opportunistic Equity	450,958,374	10.30
Natural Resources	404,354,064	9.24
Domestic Equity	370,957,200	8.48
Fixed Income	308,557,639	7.05
Real Estate	222,525,022	5.08
Call Options Purchased	44,000	0.00

Total Investments	$4,377,159,282	100.00

1	The complete list of investments included in the following asset class categories are included in the schedule of investments of the Master Fund.

Form N-Q Filings

The Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Master Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Master Fund’s private placement memorandum (the “PPM”) includes additional information about directors of the Master Fund. The PPM is available, without charge, upon request by calling 1-800-725-9456.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2008

(Unaudited)

Board Consideration of Other Agreements

At an in-person meeting of the Board held on October 14, 2008, the Board considered and approved the appointment of Salient Capital as the Placement Agent replacing Sanders Morris Harris Group, Inc. The Board also considered and approved a new administration agreement with Citi, the current administrator for the funds.

Independent Directors

Jonathan P. Carroll

Richard C. Johnson

G. Edward Powell

Scott F. Schwinger

Scott W. Wise

Interested Directors and Officers

John A. Blaisdell, Director and Co-Principal Executive Officer

Andrew B. Linbeck, Director and Co-Principal Executive Officer

A. Haag Sherman, Director and Co-Principal Executive Officer

John E. Price, Treasurer and Principal Financial Officer

Adam L. Thomas, Secretary

Roy V. Washington, Chief Compliance Officer

Investment Adviser

Endowment Advisers, L.P.

Houston, TX

Fund Administrator and Transfer Agent

Citi Fund Services Ohio, Inc.

Columbus, OH

Custodian

Custodial Trust Company

Princeton, NJ

Independent Registered Public Accounting Firm

KPMG LLP

Columbus, OH

Legal Counsel

K&L Gates LLP

Boston, MA

4265 SAN FELIPE

SUITE 800

HOUSTON, TEXAS 77027

TEL 800-725-9456

FAX 713-993-4698

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is G. Edward Powell, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

	Current Year	Previous Year
Audit Fees	$10,000	$9,500
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c)(7)(i) (c) of Rule 2-01 of Regulation S-X.

Current Year	Previous Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Current Year	Previous Year
$0	$0

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included as Exhibit 12 (a)(4).

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

The Adviser’s Investment Committee Members

As of the date of the filing, the Investment Committee is responsible for the day-to-day management of the Fund’s portfolio. The Endowment Master Fund, L.P. (the “Master Fund”), The Endowment TEI Fund, L.P. (the “TEI Fund”) and The Endowment Registered Fund, L.P. (the “Registered Fund”) are registered investment companies (collectively, the “Fund Complex” and each individually the “Fund”). The members of the Investment Committee (each an “Investment Committee Member”) are: Messrs. John A. Blaisdell, Andrew B. Linbeck, A. Haag Sherman and Mark W. Yusko.

Mr. Blaisdell has served as an Investment Committee Member since January 2004 and Managing Director of Salient Partners, L.P. (“Salient”) since December 2002. Previously, he held the position of Chief Executive Officer of Wincrest Ventures, L.P. (from 1997-2002). Mr. Linbeck has served as an Investment Committee Member since January 2004 and Managing Director of Salient since August 2002. Previously, he held the position of Partner and executive officer of The Redstone Companies, L.P. and certain affiliates thereof (from 1998-2002). Mr. Sherman has served as an Investment Committee Member since January 2004 and Managing Director of Salient since August 2002. Previously, he held the position of Partner and executive officer of Redstone (from 1998-2002). Mr. Yusko has served as an Investment Committee Member since January 2004. He is also President of Morgan Creek Capital Management (since July 2004) and Principal of Hatteras Capital Management (since September 2003). Previously, Mr. Yusko held the position of Chief Investment Officer of the University of North Carolina at Chapel Hill (from 1998-2004). Each member of the Investment Committee reviews asset allocation recommendations by the Adviser’s staff, manager due diligence and recommendations and, by a majority vote of the Investment Committee, determines asset allocation and manager selection.

The Adviser and certain other entities controlled by the Principals manage investment programs which are similar to that of the Fund, and the Adviser and/or the Principals may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the Funds.

Other Accounts Managed by the Investment Adviser

Certain Investment Committee Members, who are primarily responsible for the day-to-day management of the Fund, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2008: (i) the number of registered investment companies (including the Fund), other pooled investment vehicles and other accounts managed by the Investment Committee Member and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Name of Investment Committee Member	Registered Investment Companies Managed by Investment Committee Member		Other Pooled Investment Vehicles Managed by Investment Committee Member		Other Accounts Managed by Investment Committee Member
	Number	Total Assets	Number	Total Assets	Number	Total Assets
John A. Blaisdell	3	$4.970 billion	4	$328 million	>835	>$	1.034 billion	(1)
Andrew B. Linbeck	3	$4.970 billion	4	$328 million	>835	>$	1.034 billion	(1)
A. Haag Sherman	3	$4.970 billion	4	$328 million	>835	>$	1.034 billion	(1)
Mark W. Yusko	8	$6.170 billion	18	$3.800 billion	21		$1.420 billion	(2)

(1)

Messrs. Blaisdell, Linbeck and Sherman serve as principal executive officers of Salient Partners, which owns Salient Trust Co., LTA, a trust company chartered under the laws of the state of Texas. In such capacities, Messrs. Blaisdell, Linbeck and Sherman have investment responsibilities on the clients of such entities. However, the number of accounts and asset figures cited in the table relate to the accounts and assets over which Messrs. Blaisdell, Linbeck and Sherman have discretion in their capacities as principal executive officers of such entities.

(2)

Mr. Yusko serves as the principal executive officer of Morgan Creek Capital Management, LLC, and a principal of Hatteras Capital Management, advisory firms located in North Carolina. The figure cited in the table reflects the advisory assets of Morgan Creek Capital Management, LLC. $1 billion included in Total Assets of Pooled Investment Vehicles Managed is also included in Total Assets of Other Accounts Managed by Investment Committee Member.

Name of Investment Committee Member	Registered Investment Companies Managed by Investment Committee Member		Other Pooled Investment Vehicles Managed by Investment Committee Member		Other Accounts Managed by Investment Committee Member
	Number with Performance- Based Fees	Total Assets with Performance Based Fees	Number with Performance- Based Fees	Total Assets with Performance Based Fees	Number with Performance- Based Fees	Total Assets with Performance Based Fees
John A. Blaisdell	0	0	1	$127 million	0	0
Andrew B. Linbeck	0	0	1	$127 million	0	0
A. Haag Sherman	0	0	1	$127 million	0	0
Mark W. Yusko	5	$1.200 billion	18	$3.800 billion	21	$1.420 billion	(1)

(1)

Mr. Yusko serves as the principal executive officer of Morgan Creek Capital Management, LLC, and a principal of Hatteras Capital Management, advisory firms located in North Carolina. The figure cited in the table reflects the advisory assets of Morgan Creek Capital Management, LLC. $1 billion included in Total Assets of Pooled Investment Vehicles Managed is also included in Total Assets of Other Accounts Managed by Investment Committee Member.

Conflicts of Interest of the Adviser

From time to time, potential conflicts of interest may arise between an Investment Committee Member’s management of the investments of the Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the Investment Committee Member’s day-to-day management of a Fund. Because of their positions with the Fund, the Investment Committee Members know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the Investment Committee Members could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the Investment Committee Member’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the Investment Committee Member, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and other accounts. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. An Investment Committee Member may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the Investment Committee Member in that the Member may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation to Investment Committee Members

Messrs. Blaisdell, Linbeck, Sherman and Yusko indirectly own equity interests in the Adviser. As it relates to the Fund and other funds within the Fund Complex, Messrs. Blaisdell, Linbeck, Sherman and Yusko receive all of their compensation based on the size of the Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon. Accordingly, they believe that a significant driver of their compensation is the performance of the Fund and the Fund Complex, which has a significant bearing on the ability to raise additional assets. Messrs. Blaisdell, Linbeck, Sherman and Yusko also indirectly own equity in the general partner of another fund, and are compensated directly on performance (based on an incentive allocation) and the size of the fund’s asset base. In addition, Messrs. Blaisdell, Linbeck and Sherman are partners and principal executive officers of Salient and related affiliates and subsidiaries (collectively, the “Salient Group”), which pays them a base salary (but no bonus) and is obligated to make distributions of profits to them, as well as the other partners, on an annual basis. These individuals are responsible for the investment processes and management of the Salient Group. Messrs. Blaisdell, Linbeck and Sherman believe that to the extent that they are successful in their investment endeavors, the greater the number of assets over time and the more significant their compensation from the Salient Group.

Mr. Yusko is a partner of Morgan Creek Capital Management, which pays him a base salary and is anticipated to make distributions of profits above and beyond that which is necessary to operate the business. Mr. Yusko is chiefly responsible for the investment processes and management of Morgan Creek Capital Management. He believes that to the extent that he and the staff at Morgan Creek Capital Management are successful in their investment endeavors, the greater the number of assets over time and the more significant their compensation.

Securities Ownership of Investment Committee Members

The table below shows the dollar range of the interests of each Fund beneficially owned as of December 31, 2008 by each Investment Committee Member (1).

Investment Committee Member	Master Fund	Registered Fund	TEI Fund
John A. Blaisdell	None	$100,001 to $500,000	$100,001 to $500,000
Andrew B. Linbeck	None	$500,001 to $1,000,000	$100,001 to $500,000
A. Haag Sherman	None	$100,001 to $500,000	$50,001 to $100,000
Mark W. Yusko	None	None	None

(1)	Includes the portion of investments made by the Salient Group beneficially owned and personal investments

(2)

$652,855, $33,357 and $1,777,150 represent indirect beneficial ownership in the Master fund held by John A. Blaisdell, A. Haag Sherman and Mark W. Yusko, respectively, through other feeder funds that invest in the Master Fund.

Portfolio Manager Compensation

Mr. Adam L. Thomas has significant day-to-day duties in the management of the portfolio of the Fund, including providing analysis and recommendations on Asset Allocation and Investment Fund selection to the Investment Committee. Mr. Thomas indirectly owns equity interests in the Adviser. As it relates to the Fund and other funds within the Fund Complex, Mr. Thomas receives all of his compensation based on the size of the Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon. Accordingly, he believes that a significant driver of his compensation is the performance of the Fund and the Fund Complex, which has a significant bearing on the ability to raise additional assets. Mr. Thomas also indirectly owns equity in the general partner of another fund, which is compensated directly on performance (based on an incentive allocation) and the size of the fund’s asset base (as of December 31, 2008, this fund’s asset base was approximately $127 million). In addition, Mr. Thomas is a partner and officer of entities within the Salient Group, which pay him a base salary and he may receive a bonus, and Salient is obligated to make distributions of profits to him, as well as the other partners, on an annual basis. Mr. Thomas believes that to the extent that he is successful in his investment endeavors, the greater the number of assets over time and the more significant his compensation from the Salient Group will be.

Securities Ownership of Portfolio Manager

The table below shows the dollar range of shares of the Fund beneficially owned as of December 31, 2008, by Mr. Thomas (1):

Master	Registered	TEI
None	$10,001 to $50,000	None

(1)	Includes the portion of investments made by the Salient Group beneficially owned and personal investments
(2)	$282,152 represents indirect beneficial ownership in the Master Fund held through other feeder funds that invest in the Master Fund.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c )	(d)
Period	Total Number of Shares (or Units) Purchased	Average Price Paid per share (or Unit)	Total Number of Shares (or Units) Purchases as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (Or Units) that May Yet Be Purchased Under the Plans or Programs
January 1, 2008 through January 31, 2008	$—	N/A	N/A	N/A
February 1, 2008 through February 29, 2008	$—	N/A	N/A	N/A
March 1, 2008 through March 31, 2008	$(15,453,795)	N/A	N/A	N/A
April 1, 2008 through April 30, 2008	$—	N/A	N/A	N/A
May 1, 2008 through May 31, 2008	$—	N/A	N/A	N/A
June 1, 2008 through June 30, 2008	$(21,937,964)	N/A	N/A	N/A
July 1, 2008 through July 31, 2008	$—	N/A	N/A	N/A
August 1, 2008 through August 31, 2008	$—	N/A	N/A	N/A
September 1, 2008 through September 30, 2008	$(21,880,118)	N/A	N/A	N/A
October 1, 2008 through October 31, 2008	$—	N/A	N/A	N/A
November 1, 2008 through November 30, 2008	$—	N/A	N/A	N/A
December 1, 2008 through December 31, 2008	$(131,625,827)	N/A	N/A	N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Endowment Registered Fund, L.P.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Co-Principal Executive Officer

Date:	February 26, 2009

By (Signature and Title)	/s/ Andrew B. Linbeck
Andrew B. Linbeck
Co-Principal Executive Officer

Date:	February 26, 2009

By (Signature and Title)	/s/ A. Haag Sherman
A. Haag Sherman
Co-Principal Executive Officer

Date:	February 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Co-Principal Executive Officer

Date:	February 26, 2009

By (Signature and Title)	/s/ Andrew B. Linbeck
Andrew B. Linbeck
Co-Principal Executive Officer

Date:	February 26, 2009

By (Signature and Title)	/s/ A. Haag Sherman
A. Haag Sherman
Co-Principal Executive Officer

Date:	February 26, 2009

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date:	February 26, 2009